UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2003

SPHERION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (954) 308-7600

Item 5. Other Events.

On October 28, 2003, Spherion Corporation issued a press release announcing the appointment of Eric Archer as president of its newly formed professional services organization. A copy of the press release is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

Exhibit No.	Description

99.1	Press release of Spherion Corporation dated October 28, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION

Date: October 28, 2003	By: /s/ Roy G. Krause

President & Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Spherion Corporation dated October 28, 2003

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